Exhibit 99.1
UNITED STATES DISTRICT COURT MIDDLE DISTRICT OF FLORIDA
	ORLANDO DIVISION


INDIANTOWN COGENERATION, L.P.,

Plaintiff,

vs.  CASE NUMBER:

FLORIDA POWER & LIGHT COMPANY,

Defendant.  JURY TRIAL DEMANDED
____________________________________/


	COMPLAINT


Plaintiff Indiantown Cogeneration, L.P. ("ICL") files this Complaint against Florida Power & Light Company ("FPL") and alleges:

	NATURE OF THE ACTION
	1.  ICL brings this action to enforce its
	rights, as seller, against FPL, as purchaser, under an Agreement
	for the Purchase of Firm Capacity and Energy, dated as of March
	31, 1990, as amended pursuant to amendments effective December
	5, 1990 and July 15, 1992 (collectively, the "Power Purchase
	Agreement").
	2.  The Power Purchase Agreement obligated ICL to
	construct and operate a coal-fired power plant (the "Facility")
	using cogeneration.  Cogeneration is the sequential production
	of both electricity and other industrially-useful outputs (in
	this case, steam) from a single fuel source. ICL sells all the electricity generated by that power plant to FPL. FPL, in turn,
	is obligated to purchase the electrical output from ICL's power
	plant pursuant to the terms and conditions of the Power Purchase Agreement. The generation, purchase and sale of this
	electricity occurs in the wholesale market for electricity.
	3. 	Because of the monopoly nature of the market for the
	transmission of wholesale electricity, ICL must be connected to
	FPL's transmission system in order to sell its electricity to
	FPL or any other wholesale purchaser.
	4.  Moreover, the unique
	nature of ICL as a cogeneration facility means that it must be
	connected to FPL's system to generate both electricity and steam
	from a single fuel source.  This is because electricity
	generated in the form of alternating current (AC) cannot be
	stored. It must be used as it is generated. If FPL denies its transmission system to ICL, ICL cannot generate electricity, and
	cannot operate as a cogenerator.
	5.  From time to time,
	coal-fired power plants, including the Facility at issue here,
	"trip," which means that a plant automatically shuts down and disconnects from the transmission system to which it is
	connected for a brief period of time due to the operation of
	certain safety mechanisms within the plant.  ICL's facility has
	tripped for safety reasons on a few occasions in recent years.
	After each trip, ICL has promptly (within hours) rectified any
	problem and readied its Facility for reconnection to FPL's
	system.
	6.  Notwithstanding the Power Purchase Agreement's
	express terms, and the substantial services and consideration
	FPL has already received from ICL thereunder, FPL has
	arbitrarily and in bad faith refused to allow ICL to "reclose
	into," i.e., reconnect with, FPL's system. Continued refusal to reconnect ICL will substantially harm ICL and threaten its
	status as a Qualifying Facility ("QF") under Federal law.
	7. 	ICL seeks judgment (i) declaring that FPL has breached the terms
	of the Power Purchase Agreement; (ii) preliminarily and permanently enjoining FPL from violating the terms of the Power
	Purchase Agreement, and requiring FPL to allow ICL to reconnect to FPL's system following a trip and pay ICL the rates required by the Power Purchase Agreement; (iii) awarding ICL compensatory damages, including prejudgment interest, for those compensable injuries suffered by ICL as a result of FPL's conduct alleged herein; (iv) awarding ICL its costs attendant to this action;
	and (v) awarding ICL such other and further relief as is just and proper.

	PARTIES
	8. ICL, a limited partnership organized and existing under the laws of the State of Delaware, was formed to develop, acquire, own, engineer, construct, test and operate the Facility.
	9.  The following are general partners in ICL.
	Indiantown Project Investment Partnership, L.P., a Delaware limited partnership with its principal place of business in Maryland, owns a 19.95% share in ICL. Palm Power Corporation, a Delaware corporation with its principal place of business in North Carolina, owns a 10% share in ICL.
	10.  The following are
	limited partners in ICL. TIFD III-Y, Inc., a Delaware corporation with its principal place of business in Connecticut, owns a 40% share in ICL. Toyan Enterprises, a California corporation with its principal place of business in Maryland, owns a 30.05% share in ICL.
	11.  Defendant FPL is an investor
	owned utility corporation organized and existing under the laws of the State of Florida having its principal place of business in Florida. Its service territory covers South Florida and the eastern seaboard of Florida, including portions of the Middle District of Florida.

	JURISDICTION AND VENUE
	12.  The amount in controversy exceeds
	$75,000.00, exclusive of interest and costs.
	13.  This Court
	has	jurisdiction over the subject matter of this action pursuant
	to 28 U.S.C. 1332 (diversity of citizenship), 2201 and 2202 (declaratory judgment).
	14.  Venue is proper in this district
	pursuant to 28 U.S.C. 1391(a)(1) and (c) since FPL resides within this district.

	FACTUAL BACKGROUND
	15. The Facility is a cogeneration resource, i.e., it produces sequentially (i) electric capacity and energy, which are sold to FPL pursuant to the Power Purchase Agreement; and (ii) steam, which is sold to Caulkins Indiantown Citrus Company ("Caulkins"), a wholesale citrus juice processor which uses steam in its fruit processing operations, pursuant to an Energy Services Agreement, dated as of September 8, 1992, as amended (the "Energy Services Agreement").
	16.  FPL is the
	Facility's sole purchaser of electric generating capacity and energy, and Caulkins is its sole purchaser of steam.
	17.  On
	March 21, 1991 and November 23, 1992, the Florida Public Service Commission (the "FPSC") approved the Power Purchase Agreement, finding that the cost of electricity to be provided by the Facility is reasonable when compared to the viable alternatives to meet FPL's need for electricity and that the Facility was the most cost effective alternative available to meet FPL's need for firm capacity and energy.

	QF Status
	18.  The Facility has been certified as a QF under the
	Public Utilities Regulatory Policies Act of 1978 ("PURPA"), 16
	U.S.C. 824a et. seq., and regulations promulgated thereunder.
	19.  PURPA exempts QF's from certain provisions of the Public
	Utility Holding Company Act of 1935, as amended ("PUHCA"), 15
	U.S.C. 79z et. seq., most provisions of the Federal Power Act
	(the "FPA"), 16 U.S.C. 791 et. seq., and rate and financial
	regulation under state law.
	20.  The Facility must satisfy
	certain requirements specified in the regulations promulgated by
	the Federal Energy Regulatory Commission ("FERC") in order to
	maintain its QF status.
	21.  Specifically, the Facility must
	sequentially produce both electricity and useful thermal energy
	for non-mechanical or non-electrical uses, with the useful
	thermal energy being produced in such proportions to the total
	useful energy output that the useful thermal energy is not less
	than 5% of the total annual useful energy output.  18 C.F.R.
	292.205.
	22.  Section 2 of the Power	Purchase Agreement
	requires that the Facility maintain its QF status.
	23.		Caulkins operates seasonally from November through May.
	Consequently, in order to maintain its QF status, ICL must deliver sufficient steam to Caulkins during this limited season to achieve the 5% ratio of steam to total energy output on an annual basis.
	24. The amount of steam Caulkins purchases in a normal operating season is sufficient to maintain the Facility's
	QF status. Caulkins does not, however, purchase sufficient steam to provide a significant protective cushion to the Facility. Accordingly, it is critical to the Facility's QF status that the Facility provide QF qualified steam to Caulkins at all times without significant interruption.
	25.  In normal
	operations, the Facility supplies steam to Caulkins sequentially with the generation of electricity for FPL. That is, steam which has been used to drive the Facility's turbine generators is subsequently transmitted to Caulkins. Such steam is appropriately accounted for in calculating the Facility's QF ratio.
	26. During periods when the Facility is not generating electricity, ICL is still required to supply steam to Caulkins, but does so through use of a natural gas auxiliary boiler system. Such non-sequential steam may not be counted in calculating the Facility's QF ratio.
	27.  Recognizing these
	critical facts relating to QF status, FPL and ICL negotiated provisions of the Power Purchase Agreement which were specifically intended to preserve ICL's ability to maintain QF status even at times when FPL did not require electricity from the Facility. Thus, in Section 13.7 of the Power Purchase
	Agreement, the parties agreed that even in situations when FPL determined that it preferred to decommit the Facility (i.e., shut it down), ICL could, in its "sole discretion," continue to produce a Minimum Load of 100 megawatts of electricity and that FPL would accept such electricity, albeit at reduced rates. The principal purpose of this Minimum Load provision was to provide
	ICL with the ability to continue to produce sequential steam for QF compliance.
	28. FPL's recent decision to refuse to accept such 100 MW Minimum Load directly and imminently imperils ICL's
	QF status.

The Operative Contractual Provisions
	29.  Pursuant to Section 6.2 of
	the Power Purchase Agreement, FPL is obligated (with certain exceptions not pertinent here) to purchase electric generating capacity made available to it and associated energy from the Facility.
	30.  At all relevant times, ICL has fulfilled its
	obligations under the Power Purchase Agreement to FPL and
	remains ready, willing and able to do so.
	31.  Pursuant to
	Section 8 of the Power Purchase Agreement, FPL is required to
	pay ICL (i) monthly capacity payments for electrical generating capacity made available to FPL, regardless of the amount of electrical energy actually purchased, and (ii) energy payments
	based upon the amount of electrical energy actually delivered. Payments from FPL pursuant to the Power Purchase Agreement
	account for most of the revenues generated by the Facility.
	32.		Under Section 2 of the Power Purchase Agreement, the
	Facility is	required to maintain its QF status under federal law,
	specifically PURPA and regulations promulgated by FERC pursuant thereto, and its "qualifying cogenerator" status under Florida
	law, specifically regulations promulgated by the FPSC.
	33.	Section 13 of the Power Purchase Agreement sets forth various
	provisions relating, inter alia, to the safe and secure operation of the Facility and interaction with FPL's system.
	34. In particular, Section 13.3 of the Power Purchase Agreement provides in its entirety as follows:

If the Facility is separated from the FPL system for any reason, under no circumstances shall ICL reclose into FPL's system without first obtaining FPL's specific approval, as determined by the Operating Representatives.

	35. Section 13 contains provisions relating to FPL's right to accept or decline electricity from ICL. Specifically, Section 13.6 provides that, "Consistent with Section 13.7, FPL shall have
Dispatch and Control Rights to commit and decommit the Facility....
Control of Capacity and Energy shall be ICL's responsibility except during any Dispatch Hour."
	36.  However, Section 13.7 specifically
limits FPL's discretion to decommit the Facility by providing that except in certain exigent circumstances which are not applicable here, "ICL may, at is sole discretion, continue to operate the Facility at or below Minimum Load and deliver energy to FPL." Any such hour that ICL elects to operate rather than decommit the Facility is not considered a Dispatch Hour.
	37.  Minimum Load is
defined as "100 MW (megawatts) net of internal electrical requirements."
	38.  Nothing in Section 13 of the Power Purchase
Agreement provides FPL with a right to refuse to permit ICL to reconnect to FPL's system.

FPL's Refusal to Allow the Facility to Reclose into FPL's System
	39.	On March 10, 1999, the Facility "tripped," i.e., automatically ceased providing electricity to FPL due to the operation of certain safety mechanisms within the Facility.  The problem was quickly corrected, but, without justification, FPL did not allow the
Facility to reconnect into the FPL system.
	40.  FPL has
unequivocally and wrongfully repudiated its obligations under the
Power Purchase Agreement to accept delivery of electricity at 100 MW
Minimum Load and has no intention of fulfilling its obligations to
ICL.  Thus, after providing substantial services to FPL, and while remaining ready, able and willing to continue doing so, ICL is in jeopardy of losing the consideration owed to it by virtue of FPL's wrongful breach of its obligations and refusal to continue to purchasing electricity from ICL under the terms of the Power
Purchase Agreement.  More importantly, FPL's anticipatory
repudiation creates an immediate danger that ICL will be irreparably harmed by loss of the Facility's QF status.
	41.  FPL has engaged
in	the conduct described herein for improper motives, including an attempt to coerce ICL into renegotiating the Power Purchase
Agreement, in violation of the implied covenant of good faith, fair dealing and commercial reasonableness and/or for the purpose of precipitating a breach of ICL's obligation to maintain QF status.
	42. That implied covenant requires FPL (i) to do nothing to destroy ICL's ability to enjoy the benefits for which it bargained by entering into the Power Purchase Agreement, and (ii) to do everything that the Power Purchase Agreement presupposes will be done in order to accomplish its basic purpose.
	43.  FPL has
discretionary powers to further the purposes of the Power Purchase
Agreement which it is required to exercise reasonably and with proper motive. By unilaterally and unjustifiably repudiating its obligations under the Power Purchase Agreement, FPL has wielded those powers arbitrarily, capriciously, with improper motive and in bad faith, and in a manner which is inconsistent with ICL's reasonable expectations.
	44.  Accordingly, FPL has breached its
implied covenant of good faith, fair dealing and commercial reasonableness in fulfilling the purposes of the Power Purchase
Agreement.

Irreparable Injury
	45. FPL's conduct constitutes a blatant attempt to make it impossible for the Facility to maintain its QF status. As described above, the Facility's ability to maintain its QF status depends upon an uninterrupted supply of sequentially produced steam to Caulkins. Any significant interruption of that steam supply during Caulkins' operating season may result in an insufficient amount of sequential steam to permit the delivery of useful thermal energy in excess of 5% of total energy. Further interruption will irreparably injure ICL.
	46. A failure to maintain QF status precipitated by FPL's wrongful conduct will have two irreparable consequences on ICL. First, such failure constitutes an event of default under ICL's loan agreements relating to its (i) $125 million loan from Martin County Industrial Development Authority and (ii) its $500 million First Mortgage Bonds. Secondly, such a failure will provide FPL with a pretext to terminate the Power Purchase Agreement. Without the Power Purchase Agreement, the Facility cannot service its debt and will become insolvent.

 COUNT I Breach of Contract
 	47.  ICL repeats and reallege paragraphs
	1 through 46 as though fully set forth herein.
	48.  ICL
	expended considerable sums in reasonable reliance upon FPL's express promises in entering into the Power Purchase Agreement.
	49. Under the express terms of the Power Purchase Agreement, FPL is obligated to purchase electricity from ICL through December 1, 2025.
	50.  Under the express terms of Section 13.7
	of the Power Purchase Agreement, FPL is required to purchase, in ICL's "sole discretion", output of 100 MW at Minimum Load, even during periods when FPL has determined to decommit the Facility.
	51. FPL's refusal to allow the Facility to reconnect to FPL's system and its refusal to purchase 100 MW of energy, constitute a breach of FPL's obligations under the Power Purchase Agreement.
	52. ICL has fully and completely complied with all its obligations under the Power Purchase Agreement.
	53.  FPL's
	breach of its obligations to ICL has and will significantly damage ICL and has harmed and will irreparably harm ICL by making it impossible for the Facility to maintain its QF status with the loss of the value of the Facility.

	WHEREFORE, Plaintiff ICL demands judgment against Defendant FPL for damages, interest, and the costs of this action, and any other such relief that the Court deems just and equitable.

COUNT II Anticipatory Repudiation
	54.  ICL repeats and reallege
	paragraphs 1 through 46 as though fully set forth herein.
	55.	FPL's refusal to allow the Facility to reconnect into FPL's
	system and its refusal to purchase electricity from ICL, constitute a blatant attempt to frustrate ICL's ability to maintain its QF status thereby creating a pretext for FPL to attempt to terminate the Power Purchase Agreement. Such conduct constitutes an anticipatory repudiation of FPL's obligations under the Power Purchase Agreement.
	56.  ICL is and, at all
	relevant times, has been ready, willing and able to perform as required under the Power Purchase Agreement.
	57.  FPL's
	anticipatory repudiation of its obligations to ICL has and will significantly damage ICL and has harmed and will irreparably harm ICL by making it impossible for the Facility to maintain its QF status with the consequent loss of the value of the Facility.

	WHEREFORE, Plaintiff ICL demands judgment against Defendant FPL for damages, interest, and the costs of this action, and any other such relief that the Court deems just and equitable.

COUNT III Breach of the Implied Covenant of Good Faith, Fair Dealing and Commercial Reasonableness
	58.  ICL repeats and reallege
paragraphs 1 through 46 as though fully set forth herein.
	59.  FPL,
in addition to breaching the express terms of the Power Purchase Agreement as described above, also breached the implied covenant of good faith, fair dealing and commercial reasonableness, undermining the Power Purchase Agreement's basic purpose, frustrating ICL's ability to perform its obligations under the Power Purchase Agreement and depriving ICL of the essential benefits for which it had bargained.
	60. That implied covenant required FPL to do that which the contract presupposed would be done to accomplish its basic purpose and to refrain from conduct that would undermine that basic purpose or deprive ICL of the essential benefits for which it had bargained.
	61. ICL expended considerable sums in reasonable reliance upon FPL's express promises and good faith in entering into the Power Purchase Agreement.
	62.  FPL's conduct in refusing to
permit the Facility to reconnect to its system is a blatant, bad faith attempt to abuse a provision of the Power Purchase Agreement which was intended only to provide for safety and system security in a manner which effectively abrogates FPL's obligation to purchase electricity from the Facility.
	63.  FPL's current "interpretation"
of the Power Purchase Agreement is inconsistent with the parties' prior course of dealing and has been contrived at a time when FPL is seeking to renegotiate the Power Purchase Agreement. Upon information and belief, this conduct is part of FPL's strategy to unilaterally reduce the cost of purchased power, and is not a good faith interpretation of the agreement. Alternatively, it is designed to wrongfully precipitate a termination of the Power Purchase Agreement.
	64. FPL's breach of its duty of good faith and fair dealing has damaged ICL and has harmed and will irreparably harm ICL by making it impossible for the Facility to maintain its QF status with the consequent loss of the value of the Facility.

	WHEREFORE, Plaintiff ICL demands judgment against Defendant FPL for damages, interest, and the costs of this action, and any other such relief that the Court deems just and equitable.

COUNT IV Declaratory Judgment
	65.  ICL repeats and realleges
	paragraphs 1 through 46 as though fully set forth herein.
	66.	For all of the above-mentioned reasons, there exists an
	actual,	substantial and immediate controversy within the Court's
	jurisdiction, the controversy is the result of FPL's conduct and this controversy will be redressed by a favorable judicial decision. The Court, thus, may properly declare the rights and other legal relations of the parties to this action with respect to ICL's claims.

	WHEREFORE, ICL demands judgement:
	A.	declaring that FPL has
	breached the Power Purchase Agreement and that its threatened actions constitute an anticipatory repudiation thereof;
	B.	further declaring that FPL is required under Section 13.3 of
	the Power Purchase Agreement to permit ICL to reconnect to the
	FPL system except under conditions which demonstrably affect
	system security and integrity;
	C. further declaring that FPL is
	required to purchase output from a Minimum Load of 100 MW of capacity in ICL's sole discretion under the financial terms of
	Section 8 of the Power Purchase Agreement governing the basis
	for payments by FPL;
	D.	preliminarily, pending final resolution
	of this action and, thereafter, permanently enjoining FPL and
	its agents, officers, employees, agents and all persons acting
	in concert with it from further breaching the terms of the Power Purchase Agreement;
	E.	awarding ICL compensatory damages,
	including prejudgment interest, for those compensable injuries
	it has suffered due to FPL's conduct alleged herein;
	F.	awarding
	ICL its costs incurred herein; and
	G.	awarding such other and
	further relief as may be just and proper.

JURY DEMAND Plaintiff hereby demands trial by jury pursuant to Federal Rule of Civil Procedure 38(b).

DATED this 19th day of March, 1999.

/s/ Gregory A. Presnell
Gregory A. Presnell, Esquire Florida Bar
Number:  100525 William C. Turner, Jr., Esquire Florida Bar Number:
871958 AKERMAN, SENTERFITT & EIDSON, P.A. 255 South Orange Avenue
Citrus Center - 10th Floor Post Office Box 231 Orlando, Florida
32802 Telephone Number:  407-843-7860 Facsimile Number:
407-843-6610

Attorneys for Plaintiff Indiantown Cogeneration, L.P.